Exhibit 10.1

THIRD AMENDMENT

TO THE

AMENDED AND RESTATED ASSET POOL ONE SUPPLEMENT

THIRD AMENDMENT, dated as of September 27, 2007 (this “Amendment”), to the AMENDED AND RESTATED ASSET POOL ONE SUPPLEMENT, dated as of October 15, 2004 (as amended, supplemented or otherwise modified, the “Asset Pool One Supplement”), to the SECOND AMENDED AND RESTATED INDENTURE, dated as of March 14, 2006 (the “Base Indenture” and as supplemented by the Asset Pool One Supplement, and as amended, supplemented or otherwise modified, the “Indenture”), by and between CHASE ISSUANCE TRUST, a Delaware statutory trust (the “Issuing Entity”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”) and Collateral Agent (the “Collateral Agent”).

WHEREAS, Section 6.7 of the Asset Pool One Supplement and Section 9.01 of the Base Indenture provide that the Issuing Entity, without the consent of the Holders of any Notes but with prior notice to each Note Rating Agency, may amend the Indenture to cure any ambiguity or to correct or supplement any provision therein which may be inconsistent with any other provision in the Indenture, upon delivery of an Officer’s Certificate to the effect that the Issuing Entity reasonably believes that such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future;

WHEREAS, each of the Indenture Trustee and the Collateral Agent has received an Officer’s Certificate to the effect that the Issuing Entity reasonably believes that this Amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future; and

WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

NOW, THEREFORE, the Issuing Entity and the Collateral Agent are executing and delivering this Amendment in order to amend the provisions of the Asset Pool One Supplement in the manner set forth below.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Asset Pool One Supplement, or if not therein, the Base Indenture.

SECTION 1. Amendment to Section 1.01.

Section 1.01 of the Asset Pool One Supplement is hereby amended to delete the definition of “Note Transfer Date” and replace it with the following:

“Note Transfer Date” means, for any Series, Class or Tranche of Asset Pool One Notes:

(i)	the Business Day prior to:

(a)	the Payment Date for such Series, Class or Tranche of Asset Pool One Notes; or

(b)	for any Monthly Period in which no Payment Date occurs for such Series, Class or Tranche of Asset Pool One Notes, the date in such Monthly Period corresponding numerically to the next Payment Date (without regard to whether or not such Payment Date is a Business Day) for such Series, Class or Tranche of Asset Pool One Notes, provided that (1) if there is no such numerically corresponding date, such date shall be the last Business Day of such Monthly Period, or (2) if such numerically corresponding date is not a Business Day, such date shall be the immediately preceding Business Day; or

(ii)	such other date as shall be specified in the applicable Indenture Supplement or Terms Document for such Series, Class or Tranche of Asset Pool One Notes.

SECTION 2. Ratification of the Agreement. As amended by this Amendment, the Asset Pool One Supplement is in all respects ratified and confirmed, and the Asset Pool One Supplement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument.

SECTION 3. Severability. If any one or more of the covenants, agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms or portions of this Amendment.

SECTION 4. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES

UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

CHASE ISSUANCE TRUST,
as Issuing Entity

By:	CHASE BANK USA, NATIONAL ASSOCIATION,
as Beneficiary and not in its individual capacity

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Indenture Trustee and Collateral Agent and not in its individual capacity

By:	/s/ Cheryl Zimmerman
Name:	Cheryl Zimmerman
Title:	Assistant Vice President

Acknowledged and Accepted:

CHASE BANK USA, NATIONAL ASSOCIATION, as Transferor, Servicer and Administrator

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

THIRD AMENDMENT TO AMENDED AND RESTATED ASSET POOL ONE SUPPLEMENT